Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-238065) pertaining to the 2019 Inducement Stock Incentive Plan of IVERIC bio, Inc. effective May 7, 2020

(2)Registration Statement (Form S-8 No. 333-236720) pertaining to the 2013 Stock Incentive Plan of IVERIC bio, Inc. effective February 27, 2020

(3)Registration Statement (Form S-8 No. 333-234404) pertaining to the 2019 Inducement Stock Incentive Plan of IVERIC bio, Inc. effective October 31, 2019

(4)Registration Statement (Form S-8 No. 333-229982) pertaining to the 2013 Stock Incentive Plan of IVERIC bio, Inc. effective March 1, 2019,

(5)Registration Statement (Form S-3 No. 333-229978) of IVERIC bio, Inc. effective April 25, 2019,

(6)Registration Statement (Form S-3 No. 333-226497) of IVERIC bio, Inc. effective August 15, 2018,

(7)Registration Statement (Form S-8 No. 333-223537) pertaining to the 2013 Stock Incentive Plan of IVERIC bio, Inc. effective March 9, 2018,

(8)Registration Statement (Form S-8 No. 333-219656) pertaining to the 2013 Stock Incentive Plan of IVERIC bio, Inc. effective August 3, 2017,

(9)Registration Statement (Form S-8 No. 333-211916) pertaining to the 2016 Employee Stock Purchase Plan of IVERIC bio, Inc. effective June 8, 2016,

(10)Registration Statement (Form S-8 No. 333-208893) pertaining to the 2013 Stock Incentive Plan and inducement stock option grants of IVERIC bio, Inc., effective January 6, 2016,

(11)Registration Statement (Form S-8 No. 333-202438) pertaining to the 2013 Stock Incentive Plan and inducement stock option grants of IVERIC bio, Inc., effective March 2, 2015,

(12)Registration Statement (Form S-8 No. 333-193694) pertaining to the 2013 Stock Incentive Plan of IVERIC bio, Inc., effective January 31, 2014,

(13)Registration Statement (Form S-8 No. 333-191767) pertaining to the 2013 Stock Incentive Plan and Amended and Restated 2007 Stock Incentive Plan, as amended, of IVERIC bio, Inc., effective October 16, 2013, of our reports dated March 4, 2021, with respect to the consolidated financial statements of IVERIC bio, Inc., and the effectiveness of internal control over financial reporting of IVERIC bio, Inc. included in this Annual Report (Form 10-K) of IVERIC bio, Inc. for the year ended December 31, 2020.

/s/ Ernst & Young LLP
Iselin, New Jersey
March 4, 2021